WANGER INTERNATIONAL SMALL CAP

                          Supplement dated May 7, 2001
       to Prospectus dated May 1, 2001 of Wanger International Small Cap


Through August 31, 2001, Marcel P. Houtzager will be the lead portfolio manager of the Fund. Effective September 1, 2001, the section entitled "Portfolio Managers" on pages 11 and 12 of the Fund's Prospectus will be deleted and replaced with the following:


                               The Investment Team

Liberty WAM uses an investment team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The team is responsible for making daily investment decisions, and utilizes the entire management team's input and advice when making buy and sell determinations. No single individual at Liberty WAM has primary management responsibilities for the Fund's portfolio securities.


ANN-36/929F-0501


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                              WANGER FOREIGN FORTY

                          Supplement dated May 7, 2001
            to Prospectus dated May 1, 2001 of Wanger Foreign Forty


Through August 31, 2001, Marcel P. Houtzager will be the lead portfolio manager of the Fund. Effective September 1, 2001, the section entitled "Portfolio Manager" on page 11 of the Fund's Prospectus will be deleted and replaced with the following:


                               The Investment Team

Liberty WAM uses an investment team to manage the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The team is responsible for making daily investment decisions, and utilizes the entire management team's input and advice when making buy and sell determinations. No single individual at Liberty WAM has primary management responsibilities for the Fund's portfolio securities.


ANN-36/928F-0501